UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.   )

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☐  Soliciting Material Pursuant to §240.14a-12

SENTISEARCH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TABLE OF CONTENTS

SENTISEARCH, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
QUESTIONS AND ANSWERS	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSALNO.1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO	10
OUR CERTIFICATE OF INCORPORATION
PROPOSALNO.3 APPROVAL AND RATIFICATION OF THE 2010 STOCK INCENTIVE PLAN	11
PROPOSAL NO. 4 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	21
EXECUTIVE COMPENSATION	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
CORPORATE GOVERNANCE	25
SECTION16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	27
BOARD REPORT ON AUDIT MATTERS	28

i

SENTISEARCH, INC.
June 28, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of SentiSearch, Inc. (the “Company”) to be held on Thursday, August 4, 2011 at 10:30 a.m., at the offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York, NY 10174, for the following purposes:

(i)           the election of four directors to serve until the 2012 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified;

(ii)           the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock;

(iii)           the ratification and approval of the Company’s 2010 Stock Incentive Plan;

(iv)           the ratification of the appointment of Raich Ende Malter & Co. LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2011; and

(v)           the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important.  You may have the option vote your shares via a toll-free telephone number or over the Internet.  Please refer to your enclosed proxy card and/or voting instruction form to see instructions on how to vote your shares.  If you received a proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided.  If you then attend and wish to vote your shares in person, you still may do so.

I look forward to seeing you at the meeting.

Sincerely,

Joseph K. Pagano Chairman and Chief Executive Officer

SENTISEARCH, INC.
1217 South Flagler Drive, 3rd Floor
West Palm Beach, FL 33401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 4, 2011

Notice is hereby given that the Annual Meeting of Stockholders of SentiSearch, Inc. (the “Company”) will be held on Thursday, August 4, 2011 at 10:30 a.m., at the offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York, NY 10174 for the following purposes:

(i)           the election of four directors to serve until the 2012 annual meeting of the Company’s stockholders or until their respective successors are elected and have been qualified;

(ii)           the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock;

(iii)           the ratification and approval of the Company’s 2010 Stock Incentive Plan;

(iv)           the ratification of the appointment of Raich Ende Malter & Co. LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2011; and

(v)           the transaction of such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a Company stockholder of record at the close of business on June 20, 2011 (the “Record Date”).  You are cordially invited to attend the Annual Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 4, 2011.  Pursuant to rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet.  This Proxy Statement and our fiscal 2010 Annual Report are available at www.proxyease.com/sentisearch/2011.

Your vote is important.  Please read the Proxy Statement and the voting instructions on the enclosed proxy card.  Then, whether or not you plan to attend the Annual Meeting in person, and no matter how many shares you own, you are urged to sign, date and promptly return the enclosed proxy card.  A self-addressed envelope is enclosed for your convenience and no postage is required if mailed in the United States.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.  PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF SENTISEARCH, INC.  AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP OF SENTISEARCH, INC. COMMON STOCK TO GAIN ADMISSION TO THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS Joseph K. Pagano, Chairman and Chief Executive Officer

June 28, 2011

SENTISEARCH, INC.
1217 South Flagler Drive, 3 rd Floor
West Palm Beach, FL 33401

PROXY STATEMENT

QUESTIONS AND ANSWERS

1.	Q:	Why am I receiving these materials?

A:
This Proxy Statement and enclosed forms of proxy (first mailed to stockholders on or about June 28, 2011) are furnished in connection with the solicitation by the  Board of Directors of SentiSearch, Inc. (the “Company”), “we,” “us,” “our,” or “our Company” of proxies for use at the Company’s Annual Meeting of Stockholders, or at any adjournment thereof.  The Annual Meeting will be held on Thursday, August 4, 2011 at 10:30 a.m., at the offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York, NY 10174.  As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

2.	Q:	What is the purpose of the Annual Meeting?

A:
The Annual Meeting is being held (1) to have our stockholders elect four directors, each to serve for a term of one year until the Company’s annual meeting of stockholders in 2012 or until the election and qualification of his successor; (2) to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share (the “Common Stock”); (3) to ratify and approve the Company’s 2010 Stock Incentive Plan (the “2010 Plan”); (4) to ratify the appointment of Raich Ende Malter & Co. LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2011; and (5) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

3.	Q:	How may I obtain your Annual Report for 2010?

A:
A copy of our Annual Report on Form 10-K, including financial statements, as amended, for the year ended December 31, 2010, is enclosed herewith.  The Annual Report on Form 10-K is not part of this Proxy Statement.

4.	Q:	Who may attend the Annual Meeting?

A:
Stockholders of record of our Common Stock as of the close of business on June 20, 2011, or their duly appointed proxies, may attend the meeting.  Stockholders whose shares are held through a broker or other nominee will need to bring a copy of a brokerage statement reflecting their ownership of our Common Stock as of the record date to be allowed into the meeting.

5.	Q:	Who is entitled to vote at the Annual Meeting?

A:
Only stockholders of record of our Common Stock as of the close of business on June 20, 2011 are entitled to vote at the Annual Meeting.  On that date, 16,821,787 shares of our Common Stock were issued and outstanding.  Each stockholder is entitled to one vote per share of our Common Stock that he, she or it holds.

6.	Q:	Who is soliciting my vote?

A:
The principal solicitation of proxies is being made by our Board of Directors by mail.  Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal contact.  We will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares.

7.	Q:	How does the Board of Directors recommend that I vote?

A:
The Board of Directors recommends that stockholders vote shares “FOR” the election of the nominees to the Board of Directors; “FOR” the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock; “FOR” ratification and approval of the 2010 Plan; and “FOR” ratification of the appointment of Raich Ende Malter & Co. LLP.

8.	Q:	How will voting on any other business be conducted?

A:
Other than the items of business described in this Proxy Statement, we know of no other business to be presented for action at the Annual Meeting.  As for any other business that may properly come before the Annual Meeting, your signed proxy gives authority to the persons named therein.  Those persons may vote on such matters at their discretion and will use their best judgment with respect thereto.

9.	Q:	What is the difference between a “stockholder of record” and a “street name” holder?

A:
These terms describe how your shares are held.  If your shares are registered directly in your name with American Stock Transfer & Trust Company, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

10.	Q:	How do I vote my shares if I am a stockholder of record?

A:
Enclosed is a proxy card for the shares of stock held by you on the record date.  You may vote by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope.  Unless otherwise indicated on the proxy, shares represented by any proxy will, if the proxy is properly executed and received by us prior to the Annual Meeting, be voted “FOR” each of the nominees for directors; “FOR” the amendment of our Certificate of Incorporation; “FOR” the ratification and approval of the 2010 Stock Incentive Plan; and “FOR” the ratification of the appointment of Raich Ende Malter & Co. LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2011.  Alternatively, you may attend and vote in person at the Annual Meeting.

11.	Q:	How do I vote my shares if they are held in “street name”?

A:
If your shares are held in street name, your broker or other nominee will provide you with a form seeking instruction on how your shares should be voted.  You should receive this form along with a proxy statement.  You should follow the instructions on this form to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or agent that holds your shares to present at the meeting.

12.	Q:	Can I change or revoke my vote?

A:
Yes.  Any proxy executed and returned to us is revocable by delivering a later signed and dated proxy or other written notice to our Secretary at any time prior to its exercise.  Your proxy is also subject to revocation if you are present at the meeting and choose to vote in person.

13.	Q:	What constitutes a “quorum”?

A:
The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote, either in person or represented by proxy, constitutes a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

14.	Q:	What are the voting requirements to approve each proposal?

A.
Directors are elected by a plurality of votes cast by holders of shares entitled to vote.  This means that the director nominees with the most votes for the positions available are elected.  The approval of the amendment to our Certificate of Incorporation requires the affirmative vote of at least a majority of our issued and outstanding shares of Common Stock.  The ratification and approval of the Company’s 2010 Plan and the ratification of the Company’s auditors each requires the vote of at least a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote thereon.

15.	Q:	What if I abstain from voting or withhold my vote?

A:
Stockholders entitled to vote for the election of directors can abstain from voting or withhold the authority to vote for any nominee.  If you attend the meeting or send in your signed proxy with instructions to withhold authority to vote for one or more nominees, you will be counted for the purposes of determining whether a quorum exists.  Abstentions and instructions on the proxy card to withhold authority to vote will result in the respective nominees receiving fewer votes.  Since the vote on the election of directors is determined by a plurality of the votes cast, neither abstentions, nor broker non-votes (as described below), will have any effect on the election of directors

However, the number of votes otherwise received by the nominee will not be reduced by such action.  If you abstain from voting on the approval of the amendment to the Certificate of Incorporation, your abstention will have the same effect as a vote against this proposal.  If you are otherwise present at the meeting, and you abstain from voting on the approval of the Company’s 2010 Stock Incentive Plan, your abstention will have the same effect as a vote against this proposal.  If you are otherwise present at the meeting, and you abstain from voting on the ratification of the Company’s independent auditors, your abstention will have the same effect as a vote against this proposal.

16.	Q:	Will my shares be voted if I am a stockholder of record and do not sign and return my proxy card at the Annual Meeting?

A:
If you are a stockholder of record and you do not sign and return your proxy card or vote in person at the Annual Meeting, your shares will not be voted at the Annual Meeting and your shares will not be counted towards a quorum.

17.	Q:	What is a “broker non-vote”?

A:
“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.  Under the rules of FINRA, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member.  Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from these customers, are not permitted to vote on nonroutine matters.  Since the ratification of the appointment of Raich Ende Malter & Co. LLP is a routine matter, a broker may turn in a proxy card voting shares at its discretion and without receiving instructions from you.  Because the election of directors, the amendment to the Certificate of Incorporation and the approval of the 2010 Plan are not routine matters, your broker or nominee may not vote your shares on these matters without receiving instructions.

18.	Q:	What is the effect of a broker non-vote?

A:
Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum and will result in the respective nominees for director receiving fewer votes.  With regard to the proposals to amend the Certificate of Incorporation, to approve the Company’s 2010 Plan and the ratification of our accountants, broker non-votes will have the same effect as “AGAINST” votes.

19.	Q:	When are stockholder proposals due in order to be included in our Proxy Statement for the 2012 Annual Meeting?

A:
Any proposal that you wish to have considered for inclusion in our 2012 Annual Meeting proxy materials must be in proper form to our executive officer and received by us no later than March 1, 2012.  This date provides sufficient time for inclusion of the proposal in the 2012 proxy materials. If a stockholder submits a proposal after the March 1, 2012 deadline, but still wishes to present the proposal at our annual meeting of shareholders, but not in our proxy statement, for the fiscal year ending December 31, 2011, the proposal, which much be presented in a manner consistent with our by-laws and applicable law must be submitted to us on or prior to May 14, 2012.

20.	Q:	Can I receive more than one set of Annual Meeting materials?

A:
If you share an address with another stockholder, each stockholder is not expected to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement.  We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to our Secretary at 1217 South Flagler Drive, 3 rd Floor, West Palm Beach, FL 33401, telephone (561) 653-3284.  If you share an address with another stockholder and (i) would like to receive multiple copies of the Proxy Statement or Annual Report on Form 10-K in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information with respect to the beneficial ownership of our Common Stock as of June 20, 2011 by (1) each of our stockholders who is known to us to be a beneficial owner of more than 5% of our outstanding Common Stock, (2) each of our current directors and director nominees, (3) our executive officer and (4) our executive officer and all of our directors as a group.  Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

The shares “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, shares of our Common Stock subject to options, warrants or other convertible securities that are exercisable or convertible within 60 days of June 20, 2011 are deemed to be beneficially owned by the person holding such securities and to be outstanding for purposes of determining such holder's percentage ownership.  The same securities may be beneficially owned by more than one person.  Shares of Common Stock subject to options, warrants, restricted stock units, restricted stock awards or convertible securities that are not exercisable or do not vest within 60 days from June 20, 2011 are not included in the table below as shares “beneficially owned”.

Percentage ownership of our Common Stock is based on the 16,821,787 shares of Common Stock outstanding as of June 20, 2011.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership of Common Stock	Percentage of Common Stock

Joseph K. Pagano 1217 South Flagler Drive, 3rd Floor West Palm Beach, Florida 33401	2,604,892 (1)	14.6%

Frederick R. Adler 1520 S. Ocean Boulevard Palm Beach, Florida 33480	2,818,328 (2)	16.1%

Erik R. Lundh c/o J. Robert Scott 425 Market Street, Ste. 2258 San Francisco, California 94105	200,000 (3)	1.2%

Dean R. Gresk 1217 South Flagler Drive, 3rd Floor West Palm Beach, Florida 33401	100,000 (4)	*

Samuel A. Rozzi c/o Corporate National Realty Inc. 135 Crossways Park Drive, Ste. 104 Woodbury, New York 11797	3,110,164 (5)	18%

The Joseph A. Pagano, Jr. 2007 Trust 1217 South Flagler Drive, 3rd Floor West Palm Beach, Florida 33401	1,651,972	9.8%

Susan Chapman c/o Adler & Co. 400 Madison Ave., Suite 7C New York, New York 10017	1,287,525(6)	7.7%

Longview Partners, L.P. c/o Adler & Co. 400 Madison Ave. Suite 7C New York, New York 10017	1,260,458(7)	7.5%

Rosalind Davidowitz 7 Sutton Place South Lawrence, New York 11559	1,519,787(8)	8.79%

Executive officer and all directors as a group (four persons)	5,723,220 (1)(2)(3)(4)	30.5%

 ________________

*           Represents less than 1%.

(1)
Includes 25,000 shares of Common Stock held of record by the Joseph A. Pagano, Jr. Trust.  Also includes (i) 500,000 shares issuable upon the exercise of stock options to purchase shares of our Common Stock and which is exercisable within 60 days of June 20, 2011 and (ii) 463,415 shares issuable upon exercise of a warrant to purchase shares of our Common Stock and which is exercisable within 60 days of June 20, 2011.  Mr. Pagano disclaims beneficial ownership of all shares other than those held in his name.  Does not include the shares of Common Stock held of record by The Joseph A. Pagano Jr. 2007 Trust, an irrevocable trust over which Mr. Pagano has no investment control or voting rights.

(2)
Includes (i) 200,000 shares issuable upon the exercise of stock options to purchase shares of our Common Stock and which is exercisable within 60 days of June 20, 2011 and (ii) 463,415 shares issuable upon exercise of a warrant to purchase shares of our Common Stock and which is exercisable within 60 days of June 20, 2011.

(3)
Represents shares issuable upon the exercise of stock options to purchase shares of our Common Stock that are exercisable within 60 days of June 20, 2011.  Does not include 2,500 shares held of record by each of Mr. Lundh’s son and daughter.

(4)	Represents shares issuable upon the exercise of stock options to purchase shares of our Common Stock that are exercisable within 60 days of June 20, 2011.

(5)
Includes (i) 463,415 shares issuable upon exercise of a warrant to purchase shares of our Common Stock and which is exercisable within 60 days of June 20, 2011 and (ii) 150,000 shares held by Scarsdale Limited Partnership, of which Mr. Rozzi is general partner.  Mr. Rozzi’s daughter and The Samuel A. Rozzi Grantor Retained Annuity Trust, of which Mr. Rozzi’s daughter is trustee, are the sole limited partners of Scarsdale Limited Partnership.  Mr. Rozzi disclaims beneficial ownership of all shares other than those held in his name.

(6)
Includes the shares held of record by Longview Partners, L.P. (of which Mrs. Chapman is the general partner), 300 shares held in trusts for the benefit of Mrs. Chapman’s children and 26,767 shares held of record by Mrs. Chapman’s spouse.

(7)	Susan Chapman is the general partner of Longview Partners, L.P., which is the registered holder of these shares. Mrs. Chapman is an adult daughter of Frederick R. Adler.

(8)	Includes 463,415 shares issuable upon exercise of a warrant to purchase shares of our Common Stock and which is exercisable within 60 days of June 20, 2011.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than seven members.  The Board of Directors is currently fixed at four members.  At the Annual Meeting, four directors are to be elected to hold office until the 2012 Annual Meeting or until their successors have been elected and have qualified.  Proxies may not be voted for a greater number of persons than four.

All director nominees are currently serving on the Board of Directors.  We believe that each director nominee will be able to stand for election.  All nominees have consented to be named and have indicated their intent to serve if elected.  If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of any substitute nominee named by the Board of Directors.  If you do not wish your shares voted for one or more of the nominees, you may so indicate when you vote.  The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the four nominees, unless you indicate on the proxy card that your vote should be withheld from any of the nominees.  Each nominee elected as a director will continue in office until his successor has been elected and qualified, or until earlier termination of his or her service.

The age, principal occupation and certain other information for each director nominee are set forth below.

Joseph K. Pagano, 66, has served as our Chief Executive Officer, Secretary and Treasurer and as the Chairman of our Board since our formation in October 2006 and as the Chairman of the Board of Sentigen Holding Corp. from 1996 until November 2006.  He served as Sentigen Holding Corp.’s Chief Executive Officer and President from 1996 through March 21, 2006.  Mr. Pagano has been a private investor for more than the past five years.  Mr. Pagano has been active in venture capital for over 20 years, with investments in a wide variety of industries, including information and technology, medical equipment, biotechnology, communications, retailing and outsourcing. He was a founding investor in Ribi Immunochem, one of the earliest biotechnology companies to go public and one of the first to focus on cancer vaccines.  He participated in the early round financing of Amcell Cellular Communication, which was sold to Comcast.  He was a founding investor of NMR of America, the first MRI center business to go public and was also a founding shareholder and director of Office Depot, the first office warehouse to go public.  Mr. Pagano’s vast experience with Sentigen and our technology, together with his extensive experience in various industries, makes him uniquely qualified to serve on our Board of Directors.

Frederick R. Adler, 85, has been our director since our formation in October 2006 and was a director of Sentigen Holding Corp.from May 1996 until November 2006.  Mr. Adler is Managing Director of Adler & Company, a venture capital management firm he organized in 1968, and a general partner of its related investment funds.  He is also a director of SIT Investments, Inc., an investment management firm located in Minneapolis, Minnesota and from 1977 to 1995 was a trustee and member of the Finance Committee of Teachers Insurance and Annuity Association.  Mr. Adler is a retired partner of the law firm of Fulbright & Jaworski L.L.P. and was previously a senior partner in the firm and of counsel to the firm.  From 1982 to 1996 he was a director of Life Technologies, Inc., a significant supplier in the biotechnology area, serving at various times until January 1, 1988 as either its Chairman or its Chief Executive Officer and after 1988 as Chairman of its Executive Committee.  He has been a founding investor and a director of a number of technology entities including Data General Corporation, Applied Materials, Inc., Life Technologies, Inc., Biotechnology General (now Savient) and Synaptic.  In 1998, Mr. Adler received an honorary doctorate from the Technion-Israel Institute of Technology in recognition of his work in the development of the Israeli high technology industry.   Mr. Adler’s extensive experience with Sentigen, our former parent company, and our technology, as well as experience in the biotechnology field, makes him uniquely qualified to serve on our Board of Directors.

Erik R. Lundh, 41, has been our director since May 2007.  Mr. Lundh currently leads operations in the Western United States for J. Robert Scott, a boutique executive search firm Mr. Lundh joined in November 2009.  Mr. Lundh is also the leader of J. Robert Scott’s life sciences practice.  From 2006 to November 2009, Mr. Lundh led the biotechnology sector of Heidrick & Struggles’ global life sciences practice, and managed the firm’s San Francisco office.  He joined Heidrick & Struggles in 2006 and has more than 19 years’ experience in the life sciences industry.  From 2005 to 2006, Mr. Lundh served as a client partner with Korn/Ferry, an international executive search firm.  From 2003 to 2004, Mr. Lundh was executive vice president of commercial operations for Sentigen Holding Corp.  Earlier, Mr. Lundh worked in industry for several life sciences companies in operating roles spanning corporate strategy, business development, sales and marketing, and commercial operations.  Mr. Lundh’s extensive experience in the biotechnology field and life sciences industry makes him uniquely qualified to serve on our Board of Directors.

Dean R. Gresk, 48, has been our director since October 2009.  Mr. Gresk is currently a real estate broker with Aspen Signature Properties, a position he has held since March 2007.  Prior to joining Aspen Signature Properties, Mr. Gresk worked for Sentigen Holding Corp., the Company’s former holding company, as a manager reporting directly to Joseph K. Pagano, Sentigen’s Chief Executive Officer and the Company’s Chief Executive Officer.  Mr. Gresk’s management experience with Sentigen, our former parent company, and its operations, as well as his familiarity with our technology, makes him uniquely qualified to serve on our Board of Directors.

Director Independence

Our common stock trades on the OTCBB, which currently does not have director independence requirements. Messrs. Adler and Lundh have been deemed by our Board of Directors to be “independent” directors, as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. As discussed above, Mr. Gresk is entitled to receive $500 per day for non-Board related services to the Company, in addition to reimbursement of his travel expenses.  Mr. Gresk may not be considered independent if he receives in excess of $120,000 in a year from the Company.  For the year ended December 31, 2010, Mr. Gresk received no such payments.  In determining independence, the Board of Directors has determined, among other items, whether the directors have any relationship that would interfere with the exercise of independent judgment.  We do not expect to have an audit, nominating or compensation committee because we believe that our Board of Directors is capable of performing the respective functions of the foregoing committees as a result of our size.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES SPECIFIED ABOVE AS DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO
OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

On June 8, 2011, the Board of Directors adopted a resolution declaring it advisable to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares, subject to approval by the stockholders.  The form of the proposed amendment (the “Amendment”) is attached as Annex A.

At June 20, 2011, there were 16,821,787 shares of our Common Stock outstanding.  As of the same date, 1,075,000 shares were reserved for issuance upon exercise of outstanding stock options and 1,853,660 shares were reserved for issuance upon exercise of outstanding warrants.  Assuming exercise of all of these stock options and warrants, we would have a total of 19,750,447 shares of our Common Stock outstanding, and 20,000,000 shares of Common Stock authorized.

In connection with the issuance of certain warrants to certain investors, including an officer and director and a non-officer director of the Company, on April 19, 2011, the Company’s 2010 Plan was amended to provide that (i) 800,000 shares of Common Stock are reserved and available for distribution under the 2010 Plan and (ii) 1,200,000 additional shares of Common Stock will be reserved under the 2010 Plan effective upon the approval of an amendment to the Certificate of Incorporation that will increase the number of authorized shares of Common Stock to a number that accommodates such reservation.  The Amendment, if approved, will accommodate the increase of 1,200,000 additional shares of Common Stock.  If you vote against the Amendment, but in favor of the 2010 Plan, you will be voting to approve the 2010 Plan with 800,000 shares of Common Stock reserved for distribution under the 2010 Plan.

We believe that the Amendment is in the best interests of the Company and its stockholders to maintain flexibility in responding to business and financing needs and opportunities.  In addition to the additional 1,200,000 shares that will be available under the 2010 Plan if the Amendment and the 2010 Plan are approved, the additional approved shares that would become available pursuant to the Amendment may be used for any proper corporate purposes without further stockholder approval.  These purposes may include raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding our business through acquisitions and other investment opportunities and other purposes.  As of the Record Date, all of the 800,000 shares reserved under the 2010 Plan relate to options previously granted under the 2010 Plan.  Therefore, no further grants may be made under the 2010 Plan unless shares become available thereunder pursuant to the terms of the 2010 Plan, including forfeiture of an award, or the 2010 Plan is amended to increase the shares of Common Stock available for distribution thereunder.  As a result, we may have difficulty attracting and retaining the services of consultants and employees and otherwise be hampered in our ability to operate the Company effectively.  Management is unaware of any specific effort to obtain control of the Company, and has no present intention of using the proposed increase in the number of authorized shares of Common Stock as an anti-takeover device.  However, our authorized but unissued Common Stock could be used to make an attempt to effect a change in control more difficult.

Stockholders should recognize that the issuance of additional shares of Common Stock in the future might dilute the ownership and voting rights of stockholders and, depending upon the price at which the shares are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our Common Stock.

Other than as discussed herein, we have no other plans, proposals or arrangements at this time to issue additional shares of Common Stock.

If the Amendment is adopted, it will become effective upon the acceptance for filing of a Certificate of Amendment to our Certificate of Incorporation by the Secretary of State of the State of Delaware.

Vote Required and Recommendation

The approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 3

APPROVAL AND RATIFICATION OF THE 2010 STOCK INCENTIVE PLAN

On September 8, 2010, the Board of Directors approved the 2010 Plan.  The 2010 Plan is attached as Annex B.

The 2010 Plan initially reserved 2,000,000 shares of our Common Stock for distribution to executive officers (including executive officers who are also directors), employees, directors, independent agents, consultants and attorneys in accordance with the 2010 Plan’s terms.  The purpose of the 2010 Plan is to provide our directors, executive officers and other employees as well as persons who, by their position, ability and diligence are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executive officers and other employees of outstanding competence and to provide such persons with an opportunity to acquire an equity interest in our company.  The various types of incentive awards that may be provided under the 2010 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

The 2010 Plan was amended on April 19, 2011 to provide that (i) 800,000 shares of Common Stock are reserved and available for distribution under the 2010 Plan and (ii) 1,200,000 additional shares of Common Stock will be reserved under the 2010 Plan effective upon approval of the Amendment to our Certificate of Incorporation, as described in Proposal No. 2, or if Proposal No. 2 does not pass, any future amendment to our Certificate of Incorporation that will increase the number of authorized shares of our Common Stock to a number that accommodates the reservation of an additional 1,200,000 shares of Common Stock under the 2010 Plan (“Future Amendment”). As of the Record Date, all of the 800,000 shares reserved for distribution under the 2010 Plan relate to options previously granted under the 2010 Plan.  Therefore, no further grants may be made under the 2010 Plan unless shares become available thereunder pursuant to the terms of the 2010 Plan, including forfeiture of an award, or through an amendment to the 2010 Plan to increase the number of shares of Common Stock available for distribution thereunder.  We encourage you to read the 2010 Plan in its entirety.

Background

As noted above, our Board of Directors approved the 2010 Plan on September 8, 2010 and amended it on April 19, 2011.  Although not required by Delaware law, we are submitting the 2010 Plan to stockholders for their approval.  If stockholder approval of the 2010 Plan is obtained, certain options previously granted and to be granted in the future under the 2010 Plan may qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code (the “Code) and awards under the 2010 Plan may constitute performance-based compensation not subject to Section 162(m) of the Code.

All of our officers, directors and employees are eligible to be granted awards under the 2010 Plan.  An incentive stock option may be granted under the 2010 Plan only to a person who, at the time of the grant, is our employee or an employee any present or future parent or subsidiary of our company.  All awards will be subject to the control of our Board of Directors, or, at our Board of Directors’ discretion, a committee of the Board of the Directors, (the “Committee”) which the Board may designate in accordance with the 2010 Plan.

A summary of the principal features of the 2010 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached to this proxy statement as Annex B.  Additionally, the terms of the 2010 Plan, are subject, in certain circumstances, to the terms of the award agreement between us and the participant.

General

Awards.  The 2010 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) deferred stock, (d) stock appreciation rights and (e) other stock-based awards.  Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee.  A total of 800,000 shares of Common Stock have been reserved for distribution pursuant to the 2010 Plan.  Upon approval by the Company’s stockholders of (i) the Amendment to the Company’s Certificate of Incorporation as described in Proposal 2 and (ii) the 2010 Plan as described in Proposal 3, the 2010 Plan shall provide for a total of 2,000,000 shares of Common Stock to be reserved for distribution under the 2010 Plan.  If the Amendment to the Company’s Certificate of Incorporation in Proposal 2 is not approved by the stockholders, but the 2010 Plan, as described in Proposal 3, is approved by the stockholders, the 2010 Plan shall provide for 800,000 shares of common stock to be reserved for distribution under the 2010 Plan.  In each case as described above, and subject to anti-dilution adjustments, the maximum number of shares of stock with respect to which options, restricted stock, deferred stock, stock appreciation rights or other stock-based awards may be granted or measured to any participant under the 2010 Plan during any calendar year or part thereof shall not exceed 500,000 shares.  The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2010 Plan is 800,000.  If, however, the Amendment and the 2010 Plan are approved by stockholders, the maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2010 Plan shall be 2,000,000.  If the Amendment is not approved by stockholders, but the 2010 Plan is approved by stockholders, the maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2010 Plan shall be 800,000.  If the 2010 Plan is not approved by stockholders, the maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2010 Plan is 800,000.  If any outstanding Award is canceled, forfeited, delivered to us as payment for the exercise price or surrendered to us for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the 2010 Plan.

Administration.  The 2010 Plan may be administered by the Board of Directors or a Committee consisting of two or more members of the Board of Directors appointed by the Board.  Each member of the Committee shall be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m).  The Board or the Committee, as the case may be, will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price.  The Board or the Committee, as the case may be, will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred.  The Board or the Committee, as the case may be, may delegate some of the functions referred to above to our chief executive officer.

Eligibility and Participation.  Officers and other employees of our company or any parent or subsidiary of our company (but excluding any person whose eligibility would adversely affect the compliance of the 2010 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the 2010 Plan employed by us or any parent or subsidiary of our company and who are responsible for or contribute to the management, growth and/or profitability of the business of our company or any parent or subsidiary of our company are eligible to be granted options or other Awards under the 2010 Plan.  In addition, non-qualified stock options and other Awards may be granted under the 2010 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to our success.  Eligibility under the 2010 Plan shall be determined by the Board or the Committee, as the case may be.

A participant’s right, if any, to continue to serve as the company’s director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2010 Plan.  Participants may receive one or more Awards under the 2010 Plan.

Forms of Awards

Stock Options.  The 2010 Plan provides for the grant of incentive stock options and non-qualified stock options.  The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

Options granted pursuant to the 2010 Plan are nontransferable by the optionee, other than by will or by laws of descent and distribution, except as may be otherwise provided with respect to a non-qualified stock option pursuant to the specific provision of the stock option agreement for such an award.  Except as otherwise provided in the stock option agreement relating to a non-qualified stock option, all options are exercisable, during the optionee’s lifetime, only by the optionee or his or her guardian or legal representation.  The Board or the Committee, as the case may be, shall fix the term of each stock option.  With respect to incentive stock options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of our stock or the stock of a parent or subsidiary of our company immediately before the grant (“10% Stockholder”), such incentive stock option shall not be exercisable more than 5 years from the date of grant.  Under certain circumstances set forth in the 2010 Plan, options may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or the Committee, as the case may be, determines to shorten or extend the exercise periods.  Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee, as the case may be.  The exercise price of an incentive stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock option granted to a 10% Stockholder may not be less than 110% of such fair market value.  The exercise price of a non-qualified stock option may not be less than fair market value of the shares underlying the option on the date the option is granted.

Under the 2010 Plan, we may not, in the aggregate, grant incentive stock options that are first exercisable by any individual optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2010 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances.  Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants.  No shares of our Common Stock may be issued upon the exercise of any option granted under the 2010 Plan until the full option price has been paid by the optionee.  The Board of Directors or the Committee, as the case may be, may grant individual options under the 2010 Plan with more stringent provisions than those specified in the 2010 Plan.

The 2010 Plan will remain in effect until all stock options are exercised or terminated.  Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the effective date of the 2010 Plan.

Restricted and Deferred Stock Awards.  Under the 2010 Plan, the Board or the Committee, as the case may be, may grant shares of restricted Common Stock or deferred stock either alone or in tandem with other Awards.  Restricted and deferred stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee, as the case may be, deems appropriate.  Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.  In addition, a participant in the 2010 Plan who has received a deferred stock Award may request, under certain conditions, the Board or the Committee, as the case may be, to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event as permitted under Section 409(A) of the Code.

Performance-Based Awards and Performance Goals.  Certain Awards made under the 2010 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”).  Under Code Section 162(m), our tax deduction may be limited to the extent total compensation paid to the chief executive officer, or any of the four most highly compensated executive officers (other than the chief executive officer) exceeds $1 million in any one tax year.  Among other criteria, Awards only qualify as performance-based awards if at the time of grant the compensation committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder).  In addition, we must obtain stockholder approval of material terms of performance goals for such “performance-based compensation.”

All stock options and certain stock awards, performance awards, and stock units granted under the 2010 Plan, and the compensation attributable to such Awards, are intended to (i) qualify as performance-based awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

The Board or the Committee, as the case may be, may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as performance-based awards: revenue, pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales; general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs.  The foregoing criteria shall have any reasonable definitions that the Board or the Committee, as the case may be, may specify, which may include or exclude any or all of the following items as the Board or the Committee, as the case may be, may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements.  Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Board of the Committee, as the case may be, may specify.

Other Stock-Based Awards.  Other stock-based Awards, which may include performance shares and shares valued by reference to our performance or any parent or subsidiary of our company, may be granted either alone or in tandem with other Awards.

Effect of a Change of Control.  Unless suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of a “change of control” as defined in the 2010 Plan, all outstanding stock options and stock appreciation rights which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such stock option or stock appreciation right shall remain exercisable in full until it expires pursuant to its terms and, except as provided in the 2010 Plan, all restrictions and deferral limitations contained in any restricted stock award, deferred stock award and other stock-based award granted under the 2010 Plan shall lapse and the shares of stock subject to such awards shall be distributed within 30 days of the change of control.

Termination of Employment.  With respect to a participant whose employment is terminated for any reason other than death, disability or retirement, the stock options granted to such participant automatically terminate.  If, however, the optionee’s employment with us is terminated without cause (as defined in the 2010 Plan), the stock option may be exercised for a period of three months from the date of the termination or until the expiration of the term of such stock option, whichever is shorter.  The 2010 Plan provides for certain periods after termination of employment during which a participant may exercise a stock option if employment is terminated due to death or disability or retirement, as defined in the 2010 Plan.

With respect to non-option Awards, unless otherwise provided in their Award, a participant whose employment is terminated for any reason, including, without limitation, retirement, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant.  The 2010 Plan’s provisions relating to termination of employment may be modified in the discretion of the Board or Committee.

Term and Amendment.  The 2010 Plan became effective upon the adoption by the Board on September 8, 2010 and no Award will be granted more than ten years after such date of effectiveness.  The Board may at any time, and from time to time, amend any of the provisions of the 2010 Plan, and may at any time suspend or terminate the 2010 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of a majority the outstanding shares of stock present in person or by proxy at a meeting called for such purpose if the failure to obtain such approval would adversely affect the compliance of the 2010 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation.  The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the 2010 Plan; provided, however, that subject to certain provisions of the 2010 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the participant without the participant’s consent, except for such amendments which are made to cause the 2010 Plan to qualify for the exemption provided by Rule 16b-3.  Moreover, no stock option previously granted under the 2010 Plan may be amended to reduce the exercise price of the stock option.  The 2010 Plan provides the Board or the Committee, as the case may be, with certain powers with regard to compliance with Code Section 409A.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2010 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code.  The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law.  The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b).  The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options.  Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the 2010 Plan (see, however, discussion of alternative minimum tax below).  If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction.  If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price.  Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss.  The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse).  If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”).  The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT.  In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the incentive stock option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her incentive stock option generally will not recognize gain or loss on his or her surrender of such shares.  The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock.  If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an incentive stock option by surrendering shares will be subject to the incentive stock option holding period requirements.  Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered.  The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise.  The incentive stock option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options.  Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of non-qualified stock options pursuant to the 2010 Plan.  On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares.  The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.  For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000.  An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition.  See “Incentive Stock Options.”  The optionee will recognize ordinary income on the exercise of the Non-qualified stock option as described above.  Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered.  The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards.  The taxability of a stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant.  If a stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant.  If a stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time.  Within thirty days of receipt of a stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt.  In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award.  However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction.  For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares.  Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.  The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Stock Appreciation Rights.  A stock appreciation right is a right to receive a payment in cash, shares of Common Stock or a combination of cash and shares of Common Stock, in an amount equal to the increase in the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock from the date the right is granted to the date the right is exercised.

Performance Awards.  The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved.  If a performance award consists of a promise to deliver Common Stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the Common Stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction.  Generally, whenever a participant realizes ordinary income under the 2009 Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements.  Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its chief executive officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

On September 8, 2010, in addition to adopting the 2010 Plan, our Board of Directors granted to Joseph K. Pagano an aggregate of 500,000 options to purchase our Common Stock, referred to as the Pagano options.  Of the Pagano options, 350,000 of them were designated as incentive stock options and 150,000 of them were designated as non-qualified stock options.  In addition, on September 8, 2010, Mr. Adler was granted 100,000 options to purchase our Common Stock, referred to as the Adler options, Mr. Lundh was granted 150,000 options to purchase our Common Stock, referred to as the Lundh options and one of our non-executive employees was granted an option to purchase 50,000 shares of our Common Stock, referred to as the employee options.  Each of the Pagano options, the Adler options, the Lundh options and the employee options, referred to collectively as the September 2010 options, were granted with an exercise price of $0.28 per share, which represents the closing price of our Common Stock on the date of grant and each of September 2010 options have a ten year term.  We did not and will not receive any consideration in connection with the September 2010 options, other than any payment we may receive from the optionee upon exercise of such options.  By voting in favor of the 2010 Plan, you are deemed to have approved the grant of the September 2010 options.  If the 2010 Plan is not approved, the options previously granted as incentive stock options shall be treated as non-qualified stock options.

Additionally, information regarding the September 2010 options is set forth in the table below.

New Plan Benefits

Sentisearch, Inc. 2010 Stock Incentive Plan

Name and Position	Dollar Value	Number of Units

1.Joseph K. Pagano, Chief Executive Officer, Chairman of the Board, Treasurer	$135,000	500,000
2.Frederick Adler, Director	$28,000	100,000
3.Erik R. Lundh, Director	$42,000	150,000

Executive Group	$135,000	500,000

Non-Executive Director Group	$70,000	250,000

Non-Executive Officer Employee Group	$14,000	50,000

Recommendation and Vote Required

Stockholder approval of the Company’s 2010 Plan will require the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2010 PLAN.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Raich Ende Malter & Co. LLP has audited and reported upon our financial statements for our fiscal year ended December 31, 2010. The Board of Directors has re-appointed Raich Ende Malter & Co. LLP as our independent registered public accountants for 2011. Although stockholder approval of the appointment of Raich Ende Malter & Co. LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. Furthermore, although the appointment of Raich Ende Malter & Co. LLP is being submitted for stockholder ratification, the Board of Directors reserves the right, even after ratification by stockholders, to change the appointment of Raich Ende Malter & Co. LLP as our independent registered public accountants, at any time during the 2011 fiscal year, if it deems such change to be in our best interest. A representative of Raich Ende Malter & Co. LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

The following table sets forth fees billed to us by our auditors during the fiscal years ended December 31, 2009 and 2010 for: (i) services rendered for the audit of our annual financial statements, (ii) services by our auditors that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

	December 31, 2009	December 31, 2010

Audit Fees	$35,000	$44,643
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$35,000	$44,643

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and services that are normally provided by Raich Ende Malter & Co. LLP in connection with statutory and regulatory filings or engagements.

We currently do not have a designated audit committee, and accordingly, our Board of Directors’ policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors.  The independent auditors are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During 2010, all of the audit fees were pre-approved by our Board of Directors.

Recommendation

 The Board of Directors recommends that you vote” FOR” approval of Proposal 4 and the ratification of the appointment of Raich Ende Malter & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2011.

EXECUTIVE COMPENSATION

ITEM 11.    Executive Officer Compensation.

Contingent upon approval by the Board of Directors at the time of a completed financing by the Company, Joseph K. Pagano, our Chief Executive Officer, will be entitled to compensation for the services he will have provided from November 2010 until such time at the rate of $175,000 per annum.  Other than the potential compensation discussed above, and our health insurance plan, in which Mr. Pagano participates, we do not have any benefits, such as life insurance or any other benefits.  In addition, our executive officer is not a party to any employment agreements.

In September 2010, we granted 500,000 stock options to Mr. Pagano under the 2010 Plan with an exercise price of $0.28 per share.  The options vested immediately and have a ten year term.  See “Equity Compensation Plan Information.”

Summary Compensation Table

The following table sets forth the compensation earned during the years ended December 31, 2010 and 2009 by Mr. Pagano, our only executive officer:

Name and Principal Position	Year	Salary	Option Awards (1)	All Other Compensation	Total
		($)	($)	($)	($)

Joseph K. Pagano Chief Executive Officer, Secretary and Treasurer	2010	__	135,450	__	135,450
	2009	__	__	__	__
___________________
(1)           The amounts in this column represent the dollar amount recognized in accordance with FASB ASC Topic 718 for financial statement reporting purposes with respect to the 2010 fiscal year for the fair value of stock options granted in 2010.  Assumptions used in the calculation of these amounts for the 2010 fiscal year are included in Note 7 to our audited financial statements for the 2010 fiscal year included in our annual report on Form 10-K for the year ended December 31, 2010.

Director Compensation

The following table sets forth a summary of the compensation we paid to our directors, other than our Chief Executive Officer, Secretary and Treasurer, during fiscal year 2010:

Name	Option awards (1)	Total
	($)	($)
Frederick R. Adler	27,940	27,940
Erik R. Lundh	41,910	41,910
Dean R. Gresk	--	--

Typically, our directors are not compensated for the services they provide other than with respect to reimbursement of out of pocket expenses actually incurred.  Mr. Gresk, however, in addition to serving as a director, will also provide certain non-Board related services to us for which he will be paid $500 per day, in addition to reimbursement for his travel expenses.  Mr. Gresk received no such payments (other than reimbursement of travel expenses) in 2010.  In the future, if and when our operations so dictate, we may approve payment of retainers for our directors, but currently, no such plans have been approved.  Other than the option grants to Messrs. Adler, Lundh and Gresk discussed above, there have been no equity grants to directors to date.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2010 with respect to our equity based compensation plans.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	__	__	__
Equity compensation plans not approved by security holders(1)	1,075,000	0.24	1,200,000
Total	1,075,000	0.24	1,200,000

_______________________

(1)           Column (a) and (b) represent the aggregate shares issuable upon exercise of outstanding five and ten-year stock options granted from May 2007 through September 2010 to an employee of the Company, a consultant to the Company and the officer and directors of the Company.  These options expire at various times with the last expiring in September 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 26, 2009 the Company issued to each of four individuals $50,000 principal amount of its subordinated convertible promissory notes (the “October 2009 Notes”) (a total of $200,000 principal amount of October 2009 Notes).  The investors included Joseph Pagano, the Company’s Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, Frederick R. Adler, a director of the Company and Samuel A. Rozzi, a beneficial owner of more than 10% of the Company’s outstanding Common Stock.  The $50,000 principal amount of October 2009 Notes issued to Mr. Pagano represented $25,000 of new funds received by the Company and a rollover of the $25,000 loan made by Mr. Pagano to the Company on September 10, 2009.  The funds provided to the Company in connection with the October 2009 Notes were used to fund working capital and for general corporate purposes.

Principal and accrued interest, at the rate of 4% per annum, on the October Notes were payable on demand of the holders following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  The holders were entitled to convert the outstanding principal amount of the October 2009 Notes and accrued and unpaid interest thereon into shares of the Company’s Common Stock at any time commencing on the fifth trading day immediately following the date the Annual Report on Form 10-K was filed, at the conversion price in effect on such date.  On April 8, 2010, pursuant to the terms of the October 2009 Notes, the conversion price was set at $0.05.  Also, on April 8, 2010, each of the holders elected to convert all of the then outstanding principal and interest on such October 2009 Notes, which resulted in the issuance to them of an aggregate of 4,073,943 shares of the Company’s Common Stock.  The conversion of the October 2009 Notes resulted in such October 2009 Notes being satisfied in full.

The Company has agreed with the holders of the October 2009 Notes to register for resale the shares of Common Stock issued on conversion of the October 2009 Notes in any applicable registration statement filed by the Company with the Securities and Exchange Commission covering equity securities of the Company.

On April 12, 2010, the Company issued to each of four individuals $20,000 principal amount of promissory notes (the “April Notes”) (a total of $80,000 principal amount of April Notes).  The investors included Messrs. Pagano, Adler and Rozzi.

Principal and accrued interest, at the rate of 4% per annum, on the April Notes are payable on April 12, 2015; provided, however that the April Notes become due and payable immediately upon the Company’s consummation of an equity financing resulting in net proceeds to the Company in excess of $2,500,000.  The April Notes are not convertible into shares of the Company’s Common Stock.

On August 12, 2010, Mr. Pagano made an interest-free loan to the Company in the amount of $20,000 pursuant to a demand promissory note (the “August Note”).

On September 7, 2010, the Company issued to each of Messrs. Rozzi and Adler, $25,000 principal amount of interest-free demand promissory notes (the “September 2010 Notes” and, together with the April Notes and August Note, the “Old Notes”) (a total of $50,000 principal amount of September 2010 Notes).

On April 19, 2011, the Company and the Holders entered into an exchange agreement pursuant to which the Company raised $230,000 in additional funds from the Holders as follows:  in exchange for the Old Notes, in the aggregate principal amount of $150,000, and $230,000 in cash, the Company issued to each Holder a $95,000 principal amount promissory note (an aggregate principal amount of $380,000) (the “New Notes”) and a warrant (each a “Warrant” and collectively the “Warrants”) to purchase 463,415 shares of our Common Stock for a purchase price of $0.41 per share.

The New Notes will accrue interest at a rate of six percent per annum, which interest will be payable quarterly until April 19, 2014, at which time the outstanding principal amount, with interest accrued thereon, will be due and payable.  The New Notes will become due and payable upon customary events of default or if the Company consummates an equity financing resulting in net proceeds of $4,000,000 or more to the Company.

The Warrants are exercisable, in whole or in part, during the period from April 19, 2011 to April 19, 2016.

Review, Approval or Ratification of Transactions with Interested Persons

All transactions with related persons covered by Item 404(a) of Regulation S-K are reviewed by the full Board of Directors.  We do not have a written policy in respect of such review.

CORPORATE GOVERNANCE

Board of Directors

At the date of this Proxy Statement, the Board of Directors consists of four members, Messrs. Pagano, Adler, Lundh and Gresk.  Each of Messrs. Pagano, Adler, Lundh and Gresk has been nominated for election at the Annual Meeting to serve for a one year term expiring at our annual meeting of stockholders in 2012 or until his successor is elected.

Our Common Stock trades on the OTCBB, which currently does not have director independence requirements.  Messrs. Adler and Lundh have been deemed by our Board of Directors to be “independent” directors, as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.  In determining independence, the Board of Directors has affirmatively determined, among other items, whether the directors have any relationship that would interfere with their exercise of independent judgment in carrying out their responsibility as a director of the Company.

The Board of Directors held seven meetings during 2010.  Each of our directors attended at least seventy-five percent of the aggregate of all meetings of the Board of Directors.  Although we have not adopted a policy with regard to board member attendance at the Annual Meeting, we encourage such attendance by directors.  We first commenced operations in November 2006 and did not hold an Annual Meeting in 2007, 2009 or 2010.

Stockholders who wish to communicate with any of our directors or the Board of Directors may do so by writing to the director or the Board of Directors in care of our Chairman, at 1217 South Flagler Drive, 3 rd  Floor, West Palm Beach, FL 33401.  Communications received will be forwarded directly to the director to whom it is addressed.  If the communication is addressed to the Board of Directors and no particular director is named, the communication will be forwarded to all members of the Board of Directors.

Committees

We do not and, for at least the near future, do not expect to have an audit, nominating or compensation committee or related charters because we believe that our full Board of Directors is capable of performing the respective functions of the foregoing committees as a result of our size.

The Board of Directors has determined that Frederick R. Adler qualifies as an “audit committee financial expert” under SEC regulations and has accounting or related financial management expertise and that Mr. Adler is an “independent” director, as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.

The Board of Directors is responsible for filling vacancies on the Board of Directors at any time during the year, and for nominating director nominees to stand for election at the annual meeting of stockholders.  The Board of Directors has not adopted any specific minimum qualifications that must be met by any Board of Directors recommended director nominee.  In general, however, the Board of Directors identifies and evaluates nominees by considering, among other factors, the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Directors believe would enhance the effectiveness of the Board of Directors and our governance.  We have not adopted any formal policy with regard to the consideration of director nominees that are recommended by stockholders.  The Board of Directors believes that it is appropriate to consider any such recommendations on a case-by-case basis and will evaluate a nominee on the same basis if the individual is recommended by a stockholder.  Stockholders who wish to make such recommendations should write to the Board of Directors in care of our Chairman, at 1217 South Flagler Drive, 3 rd  Floor, West Palm Beach, FL 33401.  The Board of Directors does not generally utilize the services of search firms or consultants to assist in identifying and screening potential candidates.

In the absence of a formal compensation committee, the Board of Directors is responsible for setting the compensation of our executive officer and directors.  Mr. Pagano is not compensated for the services he provides as our Chief Executive Officer other than with respect to reimbursement of out of pocket expenses actually incurred, payment of certain health insurance benefits and equity grants from time to time.  In the future, if and when our operations so dictate, we may approve payment of salaries for our executive officer and directors, but currently, no such plans have been approved.  We also do not currently provide Mr. Pagano with any life insurance or other such benefits.  Typically, our directors are not compensated for the services they provide other than with respect to reimbursement of out of pocket expenses actually incurred.  In the future, if and when our operations so dictate, we may approve payment of retainers for our directors, but currently, no such plans have been approved.  The Board of Directors relies heavily on the input and recommendations of Mr. Pagano in setting compensation.  Mr. Gresk provides certain services to us for which he received $500 per day, together with reimbursement for travel expenses. During the year ended December 31, 2010, no such payments were made to Mr. Gresk.  The Company did not engage any compensation consultants during the year ended December 31, 2010.

Code of Ethics

We have not yet adopted a formal code of ethics governing our executive officer and directors.  We have not adopted a code of ethics because we have minimal operations.  Our Board of Directors will address this issue in the future when determined to be appropriate.

Board Leadership Structure

Currently, the Board of Directors believes our current leadership structure, where our Chief Executive Officer also serves as our Chairman, provides the most efficient and effective leadership model by enhancing the Chairman and Chief Executive Officer’s ability to provide insight and direction of business strategies and plans to the Board of the Directors.  Given our current size and the fact that our Chief Executive Officer is our only officer, the Board of Directors believes that our business strategies are best served by this structure at this time.  We do not have a lead independent director at this time, give our current size and scope of operations.  We believe that the Board’s frequent meetings and open communication, and the fact that our only executive officer is also a director ensures that our Board maintains a level of independent oversight of management that is appropriate for our Company.

Risk Management

The Board has an active role as a whole in overseeing management of the Company’s risks.  The Board regularly reviews information regarding the Company’s credit, liquidity, operations and compensation, as well as the risks associated with each.  Given the Company’s current size and operations, the Board believes that it is in a position to evaluate to and manage the Company’s risks.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC, and to furnish to us copies of such reports.  Based solely on the review of the copies of the Forms 3, 4 and 5 and amendments thereto furnished to us with respect to our 2010 fiscal year, we believe that all required reports by our officer, directors and 10% or greater stockholders, were filed on a timely basis.

BOARD REPORT ON AUDIT MATTERS

Management is responsible for our system of internal controls and the overall financial reporting process.  Our independent registered public accounting firm, Raich Ende Malter & Co. LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), and for issuing a report thereon.

During 2010, the Board of Directors reviewed and discussed the audited financial statements with management.  The Board of Directors has also discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Board of Directors has received the written disclosures and letter from Raich Ende Malter & Co. LLP required pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Raich Ende Malter & Co. LLP its independence.

Taking all of these reviews and discussions into account, the members of the Board of Directors whose names are listed below, recommended to the Board of Directors that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

Members of the Board of Directors
Joseph K. Pagano, Chairman
Frederick R. Adler
Dean Gresk
Erik R. Lundh

Copies of our Annual Report on Form 10-K, for the year ended December 31, 2010 and our other annual, quarterly and current reports we file with the Securities and Exchange Commission, and any amendments to this report, are available free of charge to any stockholder requesting it in writing to our Secretary, at SentiSearch, Inc., 1217 South Flagler Drive, 3rd Floor, West Palm Beach, FL 33401.

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS Joseph K. Pagano, Chairman and Chief Executive Officer

West Palm Beach, Florida
June 28, 2011

ANNEX A

The proposed amendment to the Certificate of Incorporation of the Corporation is as follows:

Article FOURTH of the existing Certificate of Incorporation is amended by deleting the present Article FOURTH in its entirety and inserting in lieu thereof the following Article FOURTH:

“The total number of shares of common stock which the corporation shall have the authority to issue is forty million (40,000,000) shares, having a par value of $.0001 per share.”

A-1

ANNEX B

2010 STOCK INCENTIVE PLAN

SENTISEARCH, INC.

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

Section 1. Purposes; Definitions.

The purpose of the Sentisearch, Inc. Amended and Restated 2010 Stock Incentive Plan is to enable Sentisearch, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of Sentisearch, Inc.

For purposes of the Plan, unless the context requires otherwise, the following terms shall be defined as set forth below:

(a) “Award” means an award granted under the Plan including a Stock Option, Restricted Stock, Deferred Stock, Stock Appreciation Right or Other Stock-Based Award.

(b) “Board” means the Board of Directors of Sentisearch, Inc.

(c) “Cause” shall have the meaning ascribed thereto in Section 5(b)(ix) below.

(d) “Change of Control” shall have the meaning ascribed thereto in Section 11 below.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(f) “Committee” means the Compensation Committee of the Board, if established, or any other committee of the Board which the Board may designate, consisting of two or more members of the Board each of whom shall meet the definition of an “independent director” under the listing rules of any securities exchange or national securities association on which the Stock is listed for trading  and the requirements set forth in any other law, rule or regulation applicable to the Plan hereinafter enacted, provided, however, that (i) with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall meet such qualifications as are required by Rule 16b-3 and (ii) with respect to any Award that is intended to satisfy the requirements of Section 162(m) of the Code, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Section 162(m) of the Code, and each such committee member shall meet such qualifications as are required by Section 162(m) of the Code.

(g) “Company” means Sentisearch, Inc., a corporation organized under the laws of the State of Delaware or any successor entity.

(h) “Covered Employee” shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

(i) “Deferred Stock” means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

(j) “Disability” means the permanent and total disability as defined in Section 22(e)(3) of the Code.

(k) “Early Retirement” means retirement, with the approval of the Board or the Committee, for purposes of one or more Award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(m) “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the arithmetic mean of the high and low prices of the Stock on the trading day of the grant as reported or provided  by NASDAQ or the National Quotation Bureau, Inc., provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined in good faith by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(n) “409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The foregoing definition of “409A Change” shall be interpreted consistent with, and shall include all of the requirements of, Section 409A of the Code and the Treasury regulations issued thereunder, to constitute a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation as defined therein.

(o) “Incentive Stock Option” means any Stock Option which is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor thereto. An Incentive Stock Option may only be granted to an employee of the Company, a Parent or a Subsidiary as set forth in Section 421 and 422 of the Code, as applicable.

(p) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(q) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.

(r) “Other Stock-Based Award” means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

(s) “Participant” shall mean any person who has received an award of an Option, Restricted Stock, Deferred Stock, Stock Appreciation Right, or an Other Stock-Based Award under the Plan.

(t) “Parent” means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(u) “Plan” means this Sentisearch, Inc. 2010 Stock Incentive Plan, as hereinafter amended from time to time.

(v) “Restricted Stock” means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

(w) “Retirement” means Normal Retirement or Early Retirement.

(x) “Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(y) “Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

 (z) “Stock” means the common stock of the Company, $0.0001 par value per share.

(aa) “Stock Option” or “Option” means any option to purchase shares of Stock which is granted pursuant to the Plan.

(bb) “Subsidiary” means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

(cc) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The foregoing definition of “Unforeseeable Emergency” shall be interpreted consistent with, and shall include all of the requirements of, Code Section 409A and the treasury regulations issued thereunder to constitute an “Unforeseeable Emergency” as defined therein.

Section 2. Administration.

The Plan shall be administered by the Board, or, at its discretion, the Committee.

The Board or the Committee, as the case may be, shall have the authority to grant Awards pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)           to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock, Stock Appreciation Rights, and/or Other Stock-Based Awards may be from time to time granted hereunder;

(ii)          to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock, Stock Appreciation Rights, and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)        to determine the number of shares of Stock to be covered by each Award granted hereunder;

(iv)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions); and

(v)         to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan.

Subject to Section 12 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board’s or the Committee's, as the case may be, sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Subject to the provisions of the Plan, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the “CEO”) the authority, subject to such terms as the Board or the Committee, as the case may be, to determine and designate from time to time the employees or other persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award to, himself or any individual (i) then subject to Section 16 of the Exchange Act or (ii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iii) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO to grant Awards pursuant to the Plan and may set forth the types of Awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan participant and to all participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an Award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the Awards granted, the Awards granted pursuant to the delegated authority and, with respect to each Award: the name of the participant, the date of grant of the award, the number of shares of Stock, the exercise price and period, if any, and the vesting provisions of such Award, the terms of such Awards, in all cases, being subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

The Board or the Committee, or the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or the Committee, as the case may be.

Section 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 2,000,000 shares of Stock.**

** If the Proposal to increase the authorized shares of Common Stock of the Company is not approved by the Stockholders, then all references to 2,000,000 in the first paragraph of Section 3 shall be deleted and replaced by 800,000.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled, (ii) any shares of Stock subject to an Award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an Award, (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an Award and (iv) any shares of Common Stock equal to the excess of the number of shares of Common Stock subject to a Stock Appreciation Right grant over the number of shares of Common Stock delivered upon the exercise of Stock Appreciation Rights, shall again be available for distribution under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding Awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Restricted Stock, Deferred Stock, Stock Appreciation Rights or Other Stock-Based Awards may be granted or measured to any Participant under the Plan during any calendar year or part thereof shall not exceed 500,000 shares.

Section 4. Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Awards under the Plan. In addition, Non-Qualified Stock Options and other awards (but not an Incentive Stock Option) may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such Awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

(a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option, including the exercise price.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)           Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of the grant and shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries (“10% Stockholder”)) of the Fair Market Value of the Stock at the time the Stock Option is granted.

(ii)          Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)         Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)        Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 14(a) below.

(v)         Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)        Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)       Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)      Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(ix)         Other Termination. Subject to the provisions of Section 14(h) below, and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, “Cause” shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, “Cause” shall also include any definition of “Cause” contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)          Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an individual optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(xi)         Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any “window period” provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)        Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 6. Restricted Stock.

(a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)           Restricted Stock, when issued, shall be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)          Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or the Committee, as the case may be, determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may, in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)         Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)        Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 7. Deferred Stock.

(a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

(b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(i)           Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(viii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(ii)          As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the Participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

(iii)         Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(viii) below and this Section 7 and Section 14(h) below, upon termination of a Participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

(iv)        The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award.

(v)         In the event of an Unforeseeable Emergency of a Participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may, at the request of the Participant, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(viii) below with respect to any or all of the Participant's Deferred Stock.

(vi)        In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseeable Emergency, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of a Deferred Stock award.

(vii)       Subject to the requirements of Section 409A of the Code and the treasury regulations issued thereunder and the Board’s or the Committee’s, as the case may be, adoption of procedures, a Participant may defer the receipt of an Award (or an installment of an Award) for an additional specified period or until a specified event as permitted under Section 409(A) of the Code (the “Additional Deferral Period”).

(viii)      Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 8. Stock Appreciation Rights.

The Board or the Committee, as the case may be, is authorized to grant Stock Appreciation Rights and shall, in its sole discretion, determine such the eligible persons, who will receive Stock Appreciation Rights and the number of shares of Common Stock with respect to each Stock Appreciation Right. A “Stock Appreciation Right” shall mean a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over (y) the Fair Market Value of such shares of Common Stock on the date the Stock Appreciation Right is granted, all as determined by the Board or the Committee, as the case may be. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Board or the Committee, as the case may be, and as set forth in the Award agreement. At the time of grant of a Stock Appreciation Right, the Board or the Committee, as the case may be, may impose such restrictions on or conditions to the exercisability of the Stock Appreciation Right as the Board or the Committee, as the case may be, in the Board’s or the Committee’s, as the case may be, absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more business criteria. The term of a Stock Appreciation Right shall not exceed ten years from the date of grant.

Section 9. Other Stock-Based Awards.

(a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

 (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

(i)           Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

(ii)          The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

(iii)         Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 9(b)(v) below, as determined by the Board or the Committee, as the case may be.

(iv)        In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseeable Emergency, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

(v)         Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the Participant.

Section 10. Performance-Based Awards.

(a) In General. All Options and Stock Appreciation Rights and certain Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if they are granted by the Committee at a time when the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder) (“Qualifying Committee”).

(b) Options and Stock Appreciation Rights. Stock Options and Stock Appreciation Rights granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant are intended to qualify as Performance-Based Awards.

(c) Other Performance-Based Awards. Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan may qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 10(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

(1) the Qualifying Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

 (3) after the establishment of a performance goal, the Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

(d) Performance Measures. The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: revenue; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

Section 11. Change of Control Provisions.

(a) A “Change of Control” shall be deemed to have occurred on the tenth day after:

(i)           any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)          the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

(iii)         the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b) In the event of a “Change of Control” as defined in Section 11(a) above, Awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 11 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a “Change of Control”:

(i)           all outstanding Stock Options and Stock Appreciation Rights which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option and Stock Appreciation Rights shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)          all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant within thirty (30) days of the “Change of Control.” Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to an Award to which Section 409A of the Code applies shall not lapse and no distribution made under this Section 11(b) unless the “Change of Control” qualifies as a 409A Change and such lapse and distribution does not cause adverse tax consequences under Section 409A of the Code.

Section 12. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 14. General Provisions.

(a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option, Restricted Stock, Deferred Stock, Stock Appreciation Right, Other Stock-Based Award, or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

(b) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(d) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, Restricted Stock, Deferred Stock, Stock Appreciation Right, Other Stock-Based Award, or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

(f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

(g) Any Stock Option, Restricted Stock, Deferred Stock or Stock Appreciation Right, Other Stock-Based Award, granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(h) Subject to the requirements of Section 409A of the Code if applicable, a leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option, Restricted Stock, Deferred Stock or Stock Appreciation Right, other Stock-Based Award,  granted or other awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(i) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Stock Appreciation Right, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(j) The obligations of the Company with respect to all Stock Options, Stock Appreciation Rights and Restricted Stock, Deferred Stock, Other Stock-Based Awards and other awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(k) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(l) The Board or the Committee, as the case may be, may terminate any Stock Option, Restricted Stock, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Awards or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(m) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 15. Effective Date of Plan.

The Plan shall be effective as of September 8, 2010.

Section 16. Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

Section 17. Section 409A of the Code Compliance.

(a) Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If intended to satisfy the applicable requirements of Section 409A of the Code, an Award and the Plan, as applicable, shall be performed and interpreted consistent with such intent. If the Board or the Committee, as the case may be, determines in good faith that any provision of this Plan does not satisfy such requirements or could cause any person to recognize additional taxes, penalties or interest under Section 409A of the Code, the Board or the Committee, as the case may be, is empowered to modify, to the extent practicable, the original intent of the applicable provision without violation of Section 409A of the Code. In addition, notwithstanding any provision contained herein to the contrary, the Board or the Committee, as the case may be, shall have broad authority to amend or to modify the Plan, without advance notice to or consent by any person, to the extent necessary or desirable to ensure compliance with Section 409A of the Code. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A of the Code or other provision of the Code.

(b) If any provision of the Plan or an Award agreement contravenes any regulations or treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code and the Board or the Committee, as the case may be, in its reasonable discretion, may take such actions as it determines to avoid contravention of Section 409A of the Code. Moreover, any discretionary authority that the Board or the Committee, as the case may be, may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the treasury regulations or guidance promulgated thereunder.

(c) Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

(d) Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the first date that is at least six months after the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code. To the extent required to comply with Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any payment or distribution upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and accordingly, a reference to termination of employment, termination of service or like terms shall mean a “separation from service” as the context may require.

(e) The Board or the Committee, as the case may be, may adopt rules and procedures subject to the requirements of Section 409A of the Code to permit a Participant to defer the receipt of any of the cash or Stock to be received pursuant to an Award.

(f) In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a “change of control” shall be made only if the “change of control” is (1) one described in Section 11 and (2) one described in a 409A Change, and shall be paid consistent with the requirements of Section 409A of the Code. If any deferred compensation that would otherwise be payable by reason of a “change of control” cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Board or the Committee, as the case may be.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 4, 2011. The Proxy Statement and our 2010 Annual Report to Stockholders are available at: http://www.proxyease.com/sentisearch/2011

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

ANNUAL MEETING OF STOCKHOLDERS OF

SENTISEARCH, INC.

August 4, 2011

THE UNDERSIGNED HEREBY APPOINTS JOSEPH K. PAGANO AND FREDERICK R. ADLER, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of SentiSearch, Inc. (the "Company") to be held on Thursday, August 4, 2011 at 10:30 a.m., at the offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York, NY 10174 or at any adjournment(s) thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the matters listed on the reverse side of this card.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS NO. 2, 3 AND 4.

(Continued and to be marked, dated and signed, on the other side)

PROXY VOTING INSTRUCTIONS

MAIL

Vote Your Proxy by Mail:

Sign, date and mail your proxy card in the envelope provided as soon as possible.

- OR -

IN PERSON

You may vote your shares in person by attending the Annual Meeting.

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4.

1. ELECTION OF DIRECTORS

Nominees:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
○ Joseph K. Pagano	○ Erik R. Lundh			
○ Frederick R. Adler	○ Dean R. Gresk	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Approval of an amendment to the SentiSearch, Inc. Certificate of Incorporation to increase the number of authorized shares of Common Stock:	☐	☐	☐
3. Ratification and approval of the Company's 2010 Stock Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Raiche Ende Malter & Co. LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting. The stockholder below acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each of which has been furnished herewith.

Signature ______________________________

Date ______________________________

Signature ______________________________

Date ______________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐